Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

[X]  Filed by the registrant
[ ]  Filed by a party other than the registrant


     Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


             FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC.
             (Name of Registrant as Specified in Its Charter)


             FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC.
             (Name of Person(s) Filing Proxy Statement)

     Payment of filing fee (Check the appropriate box):
[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A

(2)  Aggregate number of securities to which transactions applies:
                              N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A

(4)  Proposed maximum aggregate value of transaction:
                              N/A

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A

(2)  Form, schedule or registration statement no.:
                             N/A
(3)  Filing party:
                             N/A

(4)  Date filed:
                             N/A

                               June 10, 1996






Dear Shareholder:

     You are cordially invited to attend the first Annual Meeting of Shareholders of First Savings Bank of Washington Bancorp, Inc. to be held at the Elks Club at 351 E. Rose Street, Walla Walla, Washington, on Friday, July 26, 1996, at 10:00 a.m., local time. Effective October 31, 1995, the company became the holding company for First Savings Bank of Washington.

     The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                  Sincerely,


                                  /s/Gary L. Sirmon
                                  --------------------
                                  Gary L. Sirmon
                                  President and Chief Executive Officer

              FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC.
                            10 S. First Avenue
                       Walla Walla, Washington 99362
                              (509) 527-3636






                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held On July 26, 1996



    NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders of First Savings Bank of Washington Bancorp, Inc. ("Company") will be held at the Elks Club at 351 E. Rose Street, Walla Walla, Washington, on Friday, July 26, 1996, at 10:00 a.m., local time, for the following purposes:

         (1) To elect two directors to serve until the 1999 Annual Meeting of Shareholders;

         (2) To consider and vote upon a proposal to adopt the First Savings Bank of Washington Bancorp, Inc. 1996 Stock Option Plan;

         (3) To consider and vote upon a proposal to adopt the First Savings Bank of Washington Bancorp, Inc. 1996 Management Recognition and Development Plan; and

         (4) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on June 5, 1996 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ D. Allan Roth
                                       --------------------
                                       D. ALLAN ROTH
                                       SECRETARY


Walla Walla, Washington
June 10, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN
THE UNITED STATES.

                               PROXY STATEMENT
                                    OF
                FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC.
                            10 S. First Avenue
                      Walla Walla, Washington  99362
                              (509) 527-3636

                      ANNUAL MEETING OF SHAREHOLDERS
                               July 26, 1996

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Savings Bank of Washington Bancorp, Inc. ("Company"), the holding company for First Savings Bank of Washington (the "Bank"), to be used at the 1996 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held at the Elks Club at 351 E. Rose Street, Walla Walla, Washington on Friday, July 26, 1996, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about June 10, 1996.

                        VOTING AND PROXY PROCEDURE

         Shareholders of record as of the close of business on June 5, 1996 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of June 5, 1996, the Company had 10,474,200 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

         The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR adoption of the First Savings Bank of Washington Bancorp, Inc. 1996 Stock Option Plan and FOR adoption of the First Savings Bank of Washington Bancorp, Inc. 1996 Management Recognition and Development Plan. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

         If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

         Shareholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

         If a shareholder is a participant in the First Savings Bank of Washington Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

         The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Shareholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the other proposals to be voted upon, shareholders may vote for a proposal, against a proposal or may abstain from voting. Adoption of the 1996 Stock Option Plan and the 1996 Management Recognition and Development Plan will require the affirmative vote of a majority of the outstanding shares. Thus, abstentions and broker non-votes will have the same effect as a vote against adoption of the Stock Option Plan and the Management Recognition and Development Plan.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of June 5, 1996, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at June 5, 1996. The following table also sets forth, as of June 5, 1996, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Company, by the Company's executive officers who received salaries and bonuses in excess of $100,000 during the year ended March 31, 1996 and by all executive officers and directors of the Company as a group.

                                 Number of Shares        Percent of Shares
Name                             Beneficially Owned(1)      Outstanding
- - - --------------------             ------------------      -----------------
Beneficial Owners of More Than 5%

First Savings Bank of Washington           872,850             8.3%
Employee Stock Ownership Plan Trust

Westport Asset Management, Inc.            838,000 (2)         8.0
253 Riverside Avenue
Westport, Connecticut 06880

Directors

Robert D. Adams                             16,814 (3)           *
David Casper                                26,285               *
Morris Ganguet                              24,001               *
Dean W. Mitchell                            17,001 (4)           *
Wilber Pribilsky                            25,585 (5)           *
R.R. "Pete" Reid                             4,378               *
Marvin Sundquist                            29,420               *

                                 Number of Shares        Percent of Shares
Name                             Beneficially Owned(1)      Outstanding
- - - --------------------             ------------------      -----------------
Named Executive Officers

Gary L. Sirmon**                            30,191               *
D. Allan Roth                               12,787 (6)           *
Michael K. Larsen                           15,013  (7)          *

All Executive Officers and                 201,479             1.9
 Directors as a Group
 (10 persons)

_______________
*   Less than 1 percent of shares outstanding.
**  Mr. Sirmon is also a director of the Company.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Bank's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Sirmon, 975 shares; Mr. Roth, 975 shares; Mr. Larsen, 975 shares; all executive officers and directors as a group, 2,925 shares.
(2) Information concerning the shares owned by Westport Asset Management, Inc. as of December 31, 1995 was obtained from a Schedule 13G dated February 14, 1996. According to this filing, Westport Asset Management, Inc., an investment advisor registered under the Investment Advisors Act of 1940, has sole voting and dispositive power with respect to 6,500 shares and shared voting and dispositive power with respect to 838,000 shares.
(3) Includes 2,000 shares owned by Mr. Adams' wife.
(4) Includes 1,000 shares owned by a company controlled by Mr. Mitchell.
(5) Includes 2,500 shares owned by a company controlled by Mr. Pribilsky.
(6) Includes 1,006 shares owned by Mr. Roth's wife.
(7) Includes 1,775 shares owned by Mr. Larsen's wife.


                    PROPOSAL I -- ELECTION OF DIRECTORS

    The Company's Board of Directors consists of eight members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one third of the directors elected each year. Two directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this year are Dean W. Mitchell and R.R. Reid.

    It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

    The Board of Directors recommends a vote "FOR" the election of Messrs. Mitchell and Reid.

    The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                   Year First
                                   Elected         Term to
    Name           Age (1)         Director (2)    Expire
   ------         --------         --------        -------
                              BOARD NOMINEES

Dean W. Mitchell    61             1979            1999 (3)
R.R. "Pete" Reid    72             1993            1999 (3)

                      DIRECTORS CONTINUING IN OFFICE

David Casper        59             1976            1997
Morris Ganguet      76             1974            1997
Marvin Sundquist    69             1982            1997
Gary L. Sirmon      52             1983            1998
Wilber Pribilsky    62             1987            1998
Robert D. Adams     54             1984            1998


_______________
(1) As of March 31, 1996.
(2) Includes prior service on the Board of Directors of the Bank.
(3) Assuming the individual is re-elected.

    The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

    Dean W. Mitchell is Manager of Tri-Cities Communications, Inc., which operates KONA AM and FM radio stations, with which he has been affiliated for 38 years.

    R.R. "Pete" Reid is currently the Assistant to the President of Whitman College in Walla Walla, Washington, a position he has held since 1990. Prior to that time, he served as Treasurer and Chief Financial Officer of Whitman College from 1966 to 1990.

    David Casper is President of David Casper Ranch, Inc., a farming operation he has owned since 1973.

    Morris Ganguet is President of Morris Ganguet Farms, Inc., a sheep, cattle and dry land farm operation he has owned since 1940.

    Marvin Sundquist is the Secretary and former President and General Manager of Sundquist Fruit and Cold Storage, Inc., a fruit grower and shipper, with which he has been affiliated for 45 years.

    Gary L. Sirmon is Chief Executive Officer, President and a director of the Company and the Bank. He joined the Bank in 1980 as an executive vice president and assumed his current position in 1982.

    Wilber Pribilsky is the Chairman and Chief Executive Officer of Bur-Bee Co., Inc., a wholesale food distributor, with which he has been affiliated for 48 years.

    Robert D. Adams is a partner in and the President and Chief Executive Officer of Carroll Adams Tractor Co., which sells and rents farm, industrial and consumer equipment and with which he has been affiliated for 26 years.

              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended March 31, 1996, the Board of Directors of the Company held one meeting in connection with its initial organization and eight subsequent meetings, and the Board of Directors of the Bank held 16 meetings. No director of the Company or the Bank attended fewer than 75 percent of the total meetings of the Boards and committees on which such person served during this period.

    The Audit Committee, consisting of Directors Adams, Pribilsky, Casper and Reid is responsible for monitoring adequacy of the Bank's internal controls and accounting procedures. The Audit Committee met three times during the fiscal year ended March 31, 1996.

    The Compensation Committee, which consists of the entire Board of Directors, sets salary policies and levels for senior management and oversees all salary and bonus programs for the Bank. The Compensation Committee met four times during the year ended March 31, 1996.

    The Director Selection Committee, which consists of the entire Board of Directors, selects nominees for the election of directors and develops a list of nominees for board vacancies. The Director Selection Committee met one time during the year ended March 31, 1996.

                         DIRECTORS' COMPENSATION

    Effective January 1, 1996, non-employee directors receive a retainer of $7,200 and a fee of $800 per meeting attended, $200 per special meeting attended and $150 per committee meeting attended. No separate compensation is paid for service on the board of directors of the Bank.

    In order to encourage the retention of qualified directors, the Bank has entered into deferred fee agreements whereby directors may defer all or a portion of their regular fees until retirement. Each director may direct the investment of the deferred fees toward the purchase of life insurance or the Company's Common Stock. The Company has established a grantor trust to hold the Common Stock investments. The assets of the trust are considered part of the Company's general assets and the directors have the status of unsecured creditors of the Company with respect to the trust assets. The deferred fee agreements provide pre-retirement death and disability benefits in an amount based on the value of the director's account balance upon the occurrence of either event. At retirement, a director may elect to receive the balance of his account in a lump sum or in annual installments over a period not exceeding the life expectancy of the director and his beneficiary. At March 31, 1996, the Bank's estimated expense accrual with respect to the deferred fee agreements was $1.3 million.

                          EXECUTIVE COMPENSATION

    Summary Compensation Table. The following information is furnished for the Chief Executive Officer of the Company and for the executive officers of the Company who received salary and bonus in excess of $100,000 for the year ended March 31, 1996. No other executive officers of the Company or the Bank received salary and bonus in excess of $100,000 during the year ended March 31, 1996.

                                Annual Compensation(1)
                                ----------------------
Name and                                   Other Annual        All Other
Position          Year  Salary($) Bonus($) Compensation($)(2)
Compensation($)(3)
- - - -----------       ----  --------  -------- ------------------  ---------------
- - - ---
Gary L. Sirmon    1996  $191,875  $ 42,883    $11,200             $37,532
 Chief Executive  1995   181,875   102,023     14,000              24,058
 Officer and
 President

D. Allan Roth     1996   117,962    23,096        --               53,699
 Treasurer        1995   114,831    54,776        --               15,329
 and Secretary

Michael K. Larsen 1996   117,437    23,295        --               53,393
 Vice President   1995   113,000    54,776        --               14,779


(1) Compensation information for the fiscal year ended March 31, 1994 has been omitted as the Company was not a public company nor a subsidiary thereof at such time.
(2) Amount for 1996 for Mr. Sirmon consists of directors' fees of $11,200. Does not include certain additional benefits, the aggregate amounts of which do not exceed 10% of total annual salary and bonus.
(3) Amounts for 1996 reflect: for Mr. Sirmon, deferred compensation contribution of $20,280, profit sharing contribution of $7,500 and ESOP contribution of $9,752; for Mr. Roth, cash distribution of accrued vacation leave of $29,174 pursuant to executive's election; deferred compensation contribution of $7,273, profit sharing contribution of $7,500 and ESOP contribution of $9,752; for Mr. Larsen, cash distribution of accrued vacation leave of $28,999 pursuant to executive's election; deferred compensation contribution of $7,142, profit sharing contribution of $7,500 and ESOP contribution of $9,752.

         EMPLOYMENT AGREEMENTS. The Bank entered into employment agreements with Messrs. Sirmon, Roth, and Larsen (individually, the "Executive") on June 16, 1994. The agreements provide that the Executive's base salary is subject to annual review. The current base salaries for Messrs. Sirmon, Roth, and Larsen, are $205,000, $121,750 and $121,750, respectively. In addition to base salary, the agreements provide for the Executive's participation in the Bank's employee benefit plans and other fringe benefits applicable to executive personnel. The initial three-year term of each agreement may be extended annually for an additional year at the discretion of the Board of Directors of the Bank. The employment of the Executive is terminable at any time for cause as defined in the agreements. In addition, the Executive may be terminated without cause in which case the Executive would continue to receive base salary and other benefits over the remaining term of the agreement.

         The agreements also provide for the payment of severance benefits to the Executive in the event of his termination of employment following a change in control of the Bank or the Company. Such benefits would include a lump sum payment equal to 2.99 times the average of the Executive's five preceding years' compensation and continuation of retirement, life, health, and disability coverage for a three-year period. In the event of a change in control of the Bank or the Company, the total cash payment due under the agreements, excluding any benefits payable under any employee benefit plan, would be approximately $536,000, $340,000 and $330,000 for Messrs. Sirmon, Roth, and Larsen, respectively. For purpose of the agreements, "change in control" includes, among other things, a change in control within the meaning of the rules and regulations promulgated by the Board of Governors of the Federal Reserve System under the Change in Bank Control Act of 1978, the acquisition by any person of securities representing 20% or more outstanding securities of the Bank or the Company, or a plan of reorganization, merger, consolidation, or sale of substantially all of the assets of the Bank or the Company in which the Bank or the Company is not the resulting entity.

         The agreements restrict the right of the Executive to compete against the Bank or the Company for a period of three years following retirement in the area of Walla Walla or any other area in which the Bank maintains a full service branch office.

         SALARY CONTINUATION AND DEFERRED COMPENSATION AGREEMENTS. The Bank has entered into salary continuation agreements with Messrs. Sirmon, Roth, and Larsen (individually, the "Executive") to ensure their continued service with the Bank through retirement. The Bank has purchased life insurance to finance the benefits payable under the agreements. Assuming that the Executive remains in the employ of the Bank through age 65, the agreements provide for monthly payments over a minimum of a 180-month period following retirement. The annual payment for Messrs. Sirmon, Roth, and Larsen would be $112,000, $64,000, and $64,000, respectively. In the event of the Executive's termination of employment by reason of death or disability prior to age 65, the salary continuation benefit would be payable to the Executive or his designated beneficiary.

         For 1994 and subsequent years, Section 401(a)(17) of the Code limits to $150,000 (indexed) per employee the amount of compensation that is considered for purposes of determining the maximum contribution to the Bank's tax-qualified profit sharing plan on behalf of each eligible employee. The Bank credits certain executive officers whose total compensation exceeds $150,000 with additional deferred compensation to restore amounts that may not be contributed to the profit sharing plan as a consequence of the Section 401(a)(17) limitation. For the fiscal year ended March 31, 1996, $20,280 and $7,273 and $7,142 was credited as deferred compensation on behalf of Messrs. Sirmon, Roth and Larsen, respectively.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

         REPORT OF THE COMPENSATION COMMITTEE. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. Insofar as no separate compensation is currently payable by the Company, the Compensation Committee of the Bank (the "Committee"), at the direction of the Board of Directors of the Company, has prepared the following report for inclusion in this proxy statement.

         General. The Committee's duties are to recommend and administer policies that govern executive compensation for the Bank. The Committee evaluates individual executive performance, compensation policies and salaries. The Chief Executive Officer of the Bank evaluates the performance of the executive vice presidents of the Bank and makes recommendations to the Committee regarding individual compensation levels. The Committee reviews the Chief Executive Officer's recommendations on such officers' salaries and has final authority to set individual compensation levels.

         Compensation Policies. The executive compensation policies of the Bank are designed to establish an appropriate relationship between executive pay and the Company's and the Bank's annual performance, to reflect the attainment of short and long-term financial performance goals and to enhance the ability of the Company and the Bank to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

         * To attract and retain key executives who are vital to the long-term success of the Company and the Bank and are of the highest caliber;

         * To provide levels of compensation competitive with those offered throughout the financial industry and consistent with the Company's and the Bank's level of performance;

         * To motivate executives to enhance long-term stockholder value by building their equity interest in the Company; and

         * To integrate the compensation program with the Company's and the Bank's annual and long-term strategic planning and performance measurement processes.

         The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives including:

(1) the performance of the Company and the Bank as a whole with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Company and the Bank during the year.

         Base Salary. The Bank's current compensation plan involves a combination of salary, cash bonuses to reward short-term performance, and deferred compensation. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. In setting competitive salary levels, the Compensation Committee continually evaluates current salary levels by surveying similar institutions in Washington, the Northwest and the United States. The Committee's peer group analysis focuses on asset size, nature of ownership, type of operation and other common factors. Specifically, the Committee annually reviews the Washington Financial Industry Survey prepared by Milliman & Robertson, Inc. (actuaries and consultants) covering 82 Washington financial organizations, Federal Home Loan Bank ("FHLB") of Seattle data covering the seven states of the 12th FHLB District and the America's Community Banker's Survey of salaries which covers over 2,000 financial institutions. Cole Financial, Inc., a compensation consultant specializing in financial institutions, examined the Bank's executive compensation plans in July 1995, and advised the Board and the Committee as to their appropriateness. More recently, in November 1995, the Board of Directors retained Watson/Wyatt-Worldwide to review the executive compensation of the Bank. Internal studies by the Committee as well as the analyses undertaken by outside professional consultants indicate that the Bank's executive compensation plans are appropriate, reasonable and competitive.

         Bonus Program. A short-term incentive bonus plan is in effect for the officers of the Bank which is designed to compensate for performance. The plan is designed to provide for bonuses of up to 30% of salary for the chief executive officer, up to 25% of salary level for executive vice presidents, and up to 20% of salary for vice presidents and certain other officers. In limited circumstances, bonuses may be payable at higher levels based on exceptional performance in excess of established targets. The performance bonus is based primarily on quantifiable data such as return on assets, return on equity and level of operating expenses. Subjective evaluation of performance is limited.

         Deferred Compensation. To the extent that contributions to the Bank's retirement programs are limited in the case of executive officers by applicable Code limitations, the Bank credits each affected executive with deferred compensation in the amount of the additional annual contribution the executive would have received if such limits were not applicable.

         Long Term Incentive Compensation. The Company has adopted the 1996 Management Recognition and Development Plan and the 1996 Stock Option Plan, subject to shareholder approval, under which executive officers may receive grants and awards. The Committee believes that stock ownership by the Company's and the Bank's executives is a significant factor in aligning the interests of the executives with those of stockholders. Stock options and stock awards under such plans were allocated based upon regulatory practices and policies, the practices of other recently converted financial institutions as verified by external surveys and based upon the executive officers' level of responsibility
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and contributions to the Company and the Bank.  See "Proposals II and III" for
discussion of the Management Recognition and Development Plan and the Stock Option Plan.

         Compensation of the Chief Executive Officer. During the fiscal year ended March 31, 1996, the base salary of Gary Sirmon, President and Chief Executive Officer of the Company and the Bank, was $191,875. In addition, he received a performance bonus of $42,883 and was credited with $48,732 in other compensation (comprised of Deferred Compensation - $20,280; Employees' Profit Sharing Plan - $7,500; Employees' Stock Ownership Plan - $9,752; and Director's Fees - $11,200). This resulted in total compensation of $283,490, which represents a 13.57% decrease from the previous year. Mr. Sirmon's performance bonus reflected the attainment of the specific performance criteria for the fiscal year established by the Board in the Bank's performance bonus plan. The Committee believes that Mr. Sirmon's compensation is appropriate based on the Bank's overall compensation policy, on the basis of the Committee's consideration of peer group data, and the superior financial performance of the Bank during the fiscal year. Mr. Sirmon did not participate in the Committee's consideration of his compensation level for the fiscal year.

              Compensation Committee:

                                  Dean Mitchell, Chairman
                                  Marvin Sundquist, Vice-Chairman
                                  Robert D. Adams
                                  David Casper
                                  Morris Ganguet
                                  Wilber Pribilsky
                                  R.R. "Pete" Reid
                                  Gary L. Sirmon

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Mr. Sirmon, President and Chief Executive Officer of the Company, serves as a member of the Compensation Committee. Although the Chief Executive Officer recommends compensation to be paid to executive officers, the entire Board of Directors of the Bank reviews such recommendations and sets the compensation for Mr. Sirmon.

         PERFORMANCE GRAPH. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq (U.S. Stock) Index and a peer group of the SNL $500 Million to $1 Billion Asset Thrift Index. Total return assumes the reinvestment of all dividends.

                   COMPARISON OF CUMULATIVE TOTAL RETURN *


                       10/31/95  11/30/95  12/29/95  1/31/96  2/29/96  3/31/96
First Savings Bank of  --------  --------  --------  -------  -------  -------
Washington Bancorp, Inc.    100       130       132      129      129      136
Nasdaq (U.S. Stock) Index   100       102       102      102      106      107
SNL $500M-$1B Thrift Index  100       103       104      103      105      105

* Assumes that the value of the investment in the Company's Common Stock and each index was $100 on October 31, 1995, the date on which the Company's Common Stock began trading on the Nasdaq National Market, and that all dividends were reinvested.



             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended March 31, 1996 all filing
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requirements applicable to its reporting officers, directors and greater than
10% shareholders were properly and timely complied with.


                      TRANSACTIONS WITH MANAGEMENT

         Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to the Bank's executive officers and directors at different rates or terms than those offered to the general public and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

            PROPOSAL II -- RATIFICATION OF 1996 STOCK OPTION PLAN

         The Company's Board of Directors adopted the 1996 Stock Option Plan ("Option Plan") on May 23, 1996, subject to approval by the Company's stockholders. The Company had previously stated its intention to implement the Option Plan in its initial offering prospectus. The following description of the Option Plan is qualified in its entirety by reference to the complete text of the Option Plan which is attached as Exhibit A.

ADMINISTRATION OF THE OPTION PLAN

         The Option Plan is administered by a committee of the Board of Directors (the "Committee"). The Committee consists of not less than two members of the Board of Directors who are "disinterested" as defined by Rule 16b-3 under the Exchange Act. Non-employee directors of the Company and officers and employees of the Company and its subsidiaries are eligible to receive stock option grants under the Option Plan. Non-employee directors of the Company's subsidiaries who are not members of the Company's Board of Directors are also eligible to receive stock option grants. In addition to determining who will be granted options, other than with respect to options granted to non-employee directors of the Company, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted. In making such determination, the Committee will consider those officers and employees who are expected to make significant contributions to the long-term success of the Company and the Bank. Non-employee directors of the Company are granted options under a non-discretionary formula set forth in the Option Plan. The formula provides that each non-employee director will receive an option to purchase 37,950 shares on the effective date of the Option Plan and each newly elected non-employee director will receive an option to purchase 15,000 shares when the director is first elected to the Board. With respect to awards to officers and employees, the Committee determines which options are intended to qualify for special treatment under the Internal Revenue Code ("Incentive Stock Options") or to be issued as options which are not intended to so qualify ("Non-Qualified Stock Options"). All options granted to non-employee directors are Non-Qualified Stock Options.

         The Board may from time to time amend or terminate the Option Plan in any respect, except that no such action may, without approval by a majority of the Company's stockholders, (i) alter the persons eligible to participate in the Option Plan, (ii) materially increase the benefits provided under the Option Plan, (iii) increase the maximum number of shares of stock available under the Option Plan or (iv) extend the period during which options may be granted under the Option Plan beyond the expiration of ten years from the effective date of the Option Plan. No amendment or termination may retroactively impair the rights of any person with respect to an option.
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SHARES SUBJECT TO THE OPTION PLAN

         The Company has reserved an aggregate of 1,091,063 authorized but unissued or treasury shares of the Company's Common Stock for issuance pursuant to the exercise of stock options which may be granted to employees and directors.

         In the event of a merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution, to the extent permitted by the Company, an appropriate and proportionate adjustment shall be made in (i) the maximum number of shares available, (ii) the number and kind of shares subject to outstanding options, if any, and (iii) the price for each share.

OPTION PRICE

         The exercise price of Non-Qualified Stock Options and Incentive Stock Options may not be less than 100% of the fair market value of the shares of Common Stock of the Company on the date of grant. Any Incentive Stock Option granted to a person owning more than 10% of the Company's outstanding Common Stock must have an exercise price of at least 110% of fair market value on the date of grant. The maximum aggregate fair market value (determined as of the date of grant) of the shares to which Incentive Stock Options held by an individual become exercisable for the first time during any calendar year may not exceed $100,000.

TERMS OF OPTIONS

         In general, the Committee has the discretion to fix the term of each option granted to an officer, employee, or subsidiary director under the Option Plan, except that the maximum term of each option is 10 years, subject to earlier termination as provided in the Option Plan (five years in the case of Incentive Stock Options granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock). All initial awards under the Option Plan will vest in equal installments over a five-year period following the date of grant. However, unvested options will become immediately exercisable in the event of the option holder's retirement (if the option holder is an officer or employee), death or disability or upon a change in control of the Company or the Bank (as defined in the Option
Plan).

         Except in limited circumstances, an option may not be transferred other than by will or by laws of descent and distribution and, during the lifetime of the option holder, may be exercised only by such holder. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the Option Plan.

FEDERAL INCOME TAX CONSEQUENCES OF NON-QUALIFIED OPTIONS

         An option holder who is granted a Non-Qualified Stock Option under the Option Plan will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of
Section 83 of the Code ("Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under Section 83 of the Code to include in his income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of a Non-Qualified Stock Option granted under the Option Plan is subject to
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
withholding by the Company and the Company is entitled to a deduction in an amount equal to the income so realized by an option holder provided all necessary withholding requirements under the Code are met.

         Provided that the option holder satisfies certain holding period requirements provided by the Code, an employee will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a Non-Qualified Stock Option are disposed of more than one year after (i) the shares are transferred to the employee or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under Section 83 of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

FEDERAL INCOME TAX CONSEQUENCES OF INCENTIVE STOCK OPTIONS

         An Incentive Stock Option holder who meets the eligibility requirements of Section 422 of the Code will not realize income for Federal income tax purposes, and the Company will not be entitled to a deduction, on either the grant or the exercise of an Incentive Stock Option. If the Incentive Stock Option holder does not dispose of the shares acquired within two years after the date the Incentive Stock Option was granted to him or within one year after the transfer of the shares to him, (i) any proceeds realized on a sale of such shares in excess of the option price will be treated as long-term capital gain and (ii) the Company will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

         If an Incentive Stock Option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the Incentive Stock Option holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the Incentive Stock Option holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

         An Incentive Stock Option holder generally will recognize long-term capital gains or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the Incentive Stock Option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the Incentive Stock Option holder as the result of the Disqualifying Disposition.

         The Company will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the Incentive Stock Option holder provided all necessary withholding requirements are met.

         Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the Incentive Stock Option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift or a sale between certain persons or entities classified under the Code as "related persons."

ALTERNATIVE MINIMUM TAX

         For purposes of computing the alternative minimum tax with respect to shares acquired pursuant to the exercise of Incentive Stock Options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount of the tax preference taken into account in the year the Risk of Forfeiture ceased will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income.

NEW PLAN BENEFITS

         The following table sets forth information regarding the number of options anticipated to be granted under the Option Plan as of the date the Option Plan is approved by stockholders. It is intended that each option award specified below will be granted at 100% of the fair market value of the Company's Common Stock on the date of grant and that each award will become exercisable in equal installments over a five-year period.

                                Position with             Anticipated Stock
        Name                    the Company               Option Grant
- - - -----------------               -------------             ------------
Gary L. Sirmon                  President and Chief           189,750
                                Executive Officer

D. Allan Roth                   Treasurer and Secretary        83,015

Michael K. Larsen               Vice President                 83,015

All current executive officers
as a group (three persons)        ----                        355,780

All non-employee directors
  (seven persons)                 ----                        265,650

All non-executive officers/
employees as a group (22 persons) ----                        118,594

        The balance of the options that may be granted under the Option Plan are expected to be allocated in the future to current and prospective non-employee directors, subsidiary directors, officers and employees.

ADOPTION OF THE OPTION PLAN

        Subject to approval by the Company's stockholders, the Board of Directors adopted the Option Plan to encourage stock ownership by employees and non-employee directors of the Company and its subsidiaries by issuing options to purchase shares of the Company's Common Stock enabling such directors, officers and employees to acquire or increase their proprietary interest in the Company and thereby encourage them to remain in the employ or remain directors of the Company and its subsidiaries. The Board of Directors has determined that the Option Plan is desirable, cost effective and produces incentives which will benefit the Company and its stockholders. Moreover, the Board of Directors believes that the terms of the Option Plan are consistent with the terms of similar stock compensation programs implemented by other recently converted financial institutions in the Bank's peer group. The foregoing Option Plan must be approved by a majority of the outstanding shares of Common Stock of the Company. The Board of Directors recommends a vote "FOR" the adoption of the 1996 Stock Option Plan attached as Exhibit A.

              PROPOSAL III -- RATIFICATION OF THE MANAGEMENT
                     RECOGNITION AND DEVELOPMENT PLAN

         The Board of Directors of the Company adopted a Management Recognition and Development Plan ("MRDP") on May 23, 1996 for the benefit of officers, employees and non-employee directors of the Company and its subsidiaries to be effective upon approval by the stockholders of the Company. The Company had previously stated its intention to adopt the MRDP in its initial offering prospectus. The following description of the MRDP is qualified in its entirety by reference to the complete text of the MRDP which is attached as Exhibit B.

         The objective of the MRDP is to attract and retain officers and directors of experience and ability by providing them with a proprietary interest in the Company as compensation for their contributions to the Company and its affiliates and as an incentive to make such contributions in the future. Those eligible to receive benefits under the MRDP will include certain officers and employees of the Company and its subsidiaries as well as non-employee directors of the Company's subsidiaries who are not members of the Board of Directors of the Company. All discretionary MRDP awards will be made by members of a committee ("Committee") appointed by the Board of Directors of the Company. Non-employee directors of the Company may receive an MRDP award only in accordance with a non-discretionary formula set forth in the MRDP. The formula provides that each non-employee director with five or more years of service on the Board prior to the effective date of the MRDP will receive an award of 17,077 shares and each non-employee director with less than five years of service as of such date will receive an award of 11,385 shares. Each newly elected non-employee director will receive an award of 2,500 shares when the director is first elected to the Board.

         MRDP awards are made in the form of restricted stock that is subject to restrictions on transfer of ownership. MRDP awards vest over a five-year period in equal installments beginning on the first anniversary of the effective date of the MRDP. If the recipient terminates service for reasons other than retirement (in the case of an officer or employee), death or disability, the recipient forfeits all rights to the allocated shares under restriction. If the recipients's termination is caused by retirement (in the case of an officer or employee), death or disability, all restrictions expire and all shares allocated become unrestricted. In addition, all restrictions will expire upon a change in control of the Company or the Bank. Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the officer or director will be recognized during the years in which the shares vest. A recipient will be entitled to voting and other stockholder rights with respect to the shares while restricted. However, the shares, while restricted, may not be sold, pledged or otherwise disposed of. It is anticipated that dividends paid during the period of restriction will be paid to participants as additional compensation.

         A recipient of an award of restricted stock who does not elect to be taxed at the time of grant will not recognize income upon an award of shares of Common Stock, and the Company will not be entitled to a deduction until the termination of the restrictions. Upon such termination, the recipient will recognize ordinary income in an amount equal to the fair market value of the Common Stock at the time (less any amount paid by the recipient for such shares) and the Company will be entitled to a deduction in the same amount after satisfying federal income tax withholding requirements. However, the recipient may elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, the Company will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the recipient upon subsequent disposition of the stock will be capital in nature.

         The MRDP may utilize authorized but unissued shares or treasury shares of Common Stock in fulfillment of awards. Any such use of shares by the MRDP could dilute the holdings of the Company's stockholders. The MRDP also may purchase Common Stock in the open market through a trust established in connection with the MRDP and funded with contributions from the Company. No more than 436,425 shares may be issued under the MRDP, subject to adjustment in the event of a stock dividend, stock split, or similar event. The Board of Directors can terminate the MRDP at any time, and if it does so, any shares not allocated will revert to the Company.
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NEW PLAN BENEFITS

         The following table sets forth information regarding the number of restricted shares anticipated to be granted under the MRDP as of the date the MRDP is approved by stockholders. It is intended that each award specified below will vest in equal installments over a five-year period.

                             Position with         Anticipated Restricted
        Name                 the Company           Stock Grant
- - - ---------------------        -------------         ------------
Gary L. Sirmon               President and Chief        75,900
                             Executive Officer

D. Allan Roth                Treasurer and Secretary    37,950

Michael K. Larsen            Vice President             37,950


All current executive officers
 as a group (three persons)       ----                 151,800

All non-employee directors
   (seven persons)                ----                 113,847

Non-executive officers
 as a group (22 persons)          ----                  75,900

Other employees                   ----                  50,000

        The balance of the shares that may be issued pursuant to the MRDP is expected to be allocated in the future to current and prospective non-employee directors, subsidiary directors, officers and employees.

        The Board of Directors has determined that the MRDP is desirable and will produce incentives for management which will benefit the Company and its stockholders. The Board of Directors believes that the MRDP will be a significant factor in aligning the interests of management with those of stockholders and that the terms of the MRDP are consistent with the terms of similar stock compensation programs implemented by other recently converted financial institutions in the Bank's peer group. The MRDP must be approved by a majority of the outstanding shares of Common Stock of the Company. The Board of Directors recommends a vote "FOR" the adoption of the MRDP attached as Exhibit B.

                                 AUDITORS

    The Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to serve as the Company's auditors for the fiscal year ending March 31, 1997. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

                             OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the
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
Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                             MISCELLANEOUS

    The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation. The Company has retained Kissel Blake, Inc. to assist in soliciting proxies of shareholders whose shares are held in street name by brokers, banks and other institutions at a cost of $4,000 plus expenses.

    The Company's 1996 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on June 5, 1996. Any shareholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

    A copy of the Company's Form 10-K for the fiscal year ended March 31, 1996, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders of record as of June 5, 1996 upon written request to D. Allan Roth, Secretary, First Savings Bank of Washington Bancorp, Inc., 10 S. First Avenue, PO Box 907, Walla Walla, Washington 99362

                          SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the Company's annual meeting to be held in 1997 must be received by the Company no later than March 28, 1997 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

    In addition, the Company's Certificate of Incorporation provides that in order for business to be brought before the Annual Meeting, a shareholder must deliver notice to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The notice must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

    The Company's Certificate of Incorporation provides that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of the Annual Meeting of shareholders; provided, however, that if less than thirty-one days' notice of the Annual Meeting is given to shareholders, such written notice must be delivered to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of Common Stock of the Company which are beneficially owned by each such nominee, (iv) such other information as would be required to be included pursuant to the Exchange Act in a proxy statement soliciting proxies for the election of the proposed nominee, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and
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to serving as a director, if elected, and (v) as to the shareholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.

                  BY ORDER OF THE BOARD OF DIRECTORS

                        /s/ D. Allan Roth
                        --------------------
                        D. ALLAN ROTH
                        SECRETARY


Walla Walla, Washington
June 10, 1996

                                                             EXHIBIT A

              First Savings Bank of Washington Bancorp, Inc.

                          1996 Stock Option Plan

SECTION 1. PURPOSE. The purposes of the First Savings Bank of Washington Bancorp, Inc. 1996 Stock Option Plan are to promote the interests of the Company, its Affiliates, and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees and directors of the Company and its Affiliates; (ii) motivating such employees and directors by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees and directors to participate in the long-term growth and financial success of the Company and its Affiliates.

SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

     "Affiliate" shall mean the Bank or any present or future corporation that would be a "parent" or "subsidiary" of the Company as defined in Sections 424(f) and (g), respectively, of the Code.

     "Affiliate Director" shall mean a member of the board of directors of an Affiliate who is not a member of the Board and who is also not an Employee.

     "Award" shall mean any grant of Options or Director Options.

     "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

     "Bank" shall mean First Savings Bank of Washington, a
Washington-chartered savings bank, together with any successor thereto.

     "Board" shall mean the Board of Directors of the Company.

     "Change in Control" shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares,
(b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing 20% or more of the combined voting power of the Company's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets, or a plan of partial or complete liquidation. If any of the events enumerated in classes (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3.

     "Company" shall mean First Savings Bank of Washington Bancorp, Inc., a Delaware corporation, together with any successor thereto.
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     "Director Option" shall mean a Non-Qualified Stock Option granted to each
Eligible Director pursuant to Section 6(e) without any action by the Board or the Committee.

     "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Board (or, in the case of an Eligible Director, a majority of the remaining members of the Board) upon the basis of such evidence as its deems necessary or desirable, and shall be final and binding on all interested persons.

     "Effective Date" shall mean the date specified in Section 9(a).

     "Eligible Director" shall mean, on any date, a person who is serving as a member of the Board but shall not include a person who is an Employee.

     "Employee" shall mean an employee of the Company or any Affiliate.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall be determined as follows:

     (a) If the Shares are traded or quoted on the Nasdaq Stock Market or listed on a recognized securities exchange at the time of grant of the Award, then the Fair Market Value shall be the average of the highest and lowest selling price as obtained from Nasdaq or such recognized securities exchange on the date such Award is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

     (b) If the Shares are not traded or quoted on the Nasdaq stock market or a recognized securities exchange, then the Fair Market Value shall be a value determined by the Committee in good faith on such basis as it deems appropriate.

     "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

     "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option but shall not include a Director Option.

     "Participant" shall mean any Employee or Affiliate Director selected by the Committee to receive an Award under the Plan or any Eligible Director who receives an Award of Director Options.

     "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Plan" shall mean the First Savings Bank of Washington Bancorp, Inc. 1996 Stock Option Plan.

     "Retirement" shall mean termination of service as an Employee at or after age 65.
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     "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the
SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

     "Shares" shall mean common shares of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

     "Ten Percent Stockholder" shall mean any stockholder who, at the time an Incentive Stock Option is granted to such stockholder, owns (within the meaning of Section 424(d) of the Code) more than ten percent of the voting power of all classes of stock of the Company.

     "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company or the Bank and a Participant.

SECTION 3.  ADMINISTRATION.

     (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Except as provided in Section 4(a), neither the Committee nor the Board shall have any discretion regarding whether an Eligible Director shall receive a Director Option pursuant to Section 6(e) or regarding the terms of any Director Option, including without limitation, the number of Shares subject to such Director Option, the timing of the grant or the exercisability of such Director Option, or the exercise price per Share of such Director Option.

     (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4.  SHARES AVAILABLE FOR AWARDS.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Options and Director Options may be granted under the Plan shall be 1,091,063. If, after the Effective Date, any Shares covered by an Option or Director Option granted under the Plan, or to which such an Option or Director Option relates, are forfeited, or if an Option or Director Option otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Option or Director Option, or to which such Option or Director Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Options and Director Options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Options and Director Options may be granted, to the extent permissible under Rule 16b-3. In the event that any Option or Director Option is exercised through the delivery of Shares, the number of Shares available for Awards under the plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3.

     (b) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall proportionately adjust any or all (as necessary) of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including an Award pursuant to Section 6(e), (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award; provided, in each case, that with respect to an Award of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended.

     (c) SOURCES OF SHARES. Any Shares delivered pursuant to an Option or Director Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5. ELIGIBILITY. An Employee, including any officer or employee-director of the Company who is not a member of the Committee, and an Affiliate Director shall be eligible to be designated a Participant. Each Eligible Director shall receive nondiscretionary Director Options in accordance with, and only in accordance with, Section 6(e) hereof.

SECTION 6.  OPTIONS AND DIRECTOR OPTIONS.

     (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees and Affiliate Directors to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options; provided, however, that an Affiliate Director may only receive an Award of Non-Qualified Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by
Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including without limitation, the requirements of Code Section 422(d), which limits the aggregate fair market value of Shares of which Incentive Stock Options are exercisable for the first time to $100,000 per calendar year. Each provision of the Plan and of each written option agreement relating to an Option designated an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

     (b) EXERCISE PRICE. The Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than 100% of the per Share Fair Market Value on the date of grant. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, is a Ten Percent Stockholder, shall not be less than 110% of the per Share Fair Market Value on the date of grant.

     (c) EXERCISE. Each Option shall be exercisable at such time and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter; provided, in the case of an Incentive Stock Option, a Participant may not exercise such Option as an Incentive Stock Option after
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the earlier of (i) the date which is ten years (five years in the case of a
Participant who is a Ten Percent Stockholder) after the date on which such Incentive Stock Option is granted, or (ii) the date which is three months (twelve months in the case of a Participant who becomes disabled, as defined in Section 22(e)(3) of the Code, or who dies) after the date on which he ceases to be an employee of the Company or an Affiliate; and provided, further, that, in the event of a Participant's Termination for Cause, his Options shall be canceled on the date he ceases to be an Employee or Affiliate Director. Each Option shall be exercisable over a five (5) year period whereby twenty (20) percent of the Award shall become exercisable on each of the first through the fifth anniversaries of the date of grant; provided, however, that all outstanding Options held by a Participant shall become one hundred (100) percent exercisable upon the Participant's death, Disability or Retirement. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

     (d) PAYMENT. No Shares shall be delivered pursuant to any exercise of an Option or Director Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

     (e) DIRECTOR OPTIONS. Notwithstanding anything else contained herein to the contrary, each Eligible Director shall receive on the Effective Date a grant of Director Options to purchase 37,950 Shares at an exercise price per Share equal to the Fair Market Value on the date of grant. Each Eligible Director who first becomes a member of the Board after the Effective Date shall receive, on the date that the Eligible Director is first elected to the Board, a grant of Director Options to purchase 15,000 Shares at an exercise price per Share equal to the Fair Market Value on the date of grant; provided, however, that if, on any date on which Director Options are to be granted to a new Eligible Director(s), the number of Shares remaining available under the Plan is insufficient for the grant of Director Options to purchase 15,000 Shares, then Director Options to purchase a proportionate number of such Shares (rounded to the greatest number of whole Shares) shall be granted to such new Eligible Director(s). Each Director Option shall be exercisable over a five (5) year period whereby twenty (20) percent of the Award shall become exercisable on each of the first through the fifth anniversaries of the date of grant. Upon the termination of an Eligible Director's service on the Board by reason of his death or Disability, all outstanding Director options held by such individual shall become one hundred percent (100%) vested and exercisable. A Director Option shall be exercisable until the earlier to occur of the following two dates (i) the tenth anniversary of the date of grant of such Director Option or (ii) one year (two years in the case of an Eligible Director who becomes Disabled, or who dies) after the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board, by reason of his Termination for Cause, his Director Options shall be canceled on the date he ceases to be a member of the Board. An Eligible Director may pay the exercise price of a Director Option in the manner described in Section 6(d).

     (f) EFFECT OF A CHANGE IN CONTROL. In the event of a Change in Control, all then outstanding Options and Director Options, shall become one hundred percent (100%) vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company or the Bank is merged into or consolidated with another corporation, or if the Company or the Bank sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of then outstanding Options and Director Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options or Director Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant shall be paid in cash an amount equal to the difference between the Fair Market Value of the Shares subject to the Options or Director Options as of the effective date of the such corporate event and the exercise price of the Options or Director Options, as appropriate.

SECTION 7.  AMENDMENT AND TERMINATION.

     (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act for which or with which the Board deems it necessary or desirable to qualify or comply; and, provided further that no amendment may be made to Section 6(e) or any other provision of the Plan relating to Director Options within six months of the last date on which any such provision was amended, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

     (b) AMENDMENTS TO AWARDS. Except as provided under Section 3, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     (c) CANCELLATION. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award of Options granted hereunder to be canceled in consideration of the granting to the holder of an alternative Award of Options having a Fair Market Value equal to the Fair Market Value of such canceled Award.

SECTION 8.  GENERAL PROVISIONS.

     (a)  NONTRANSFERABILITY.

          (i) Each Award, and each right under any Award, shall be exercisable only by the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or a transferee receiving such Award pursuant to a domestic relations order, as determined by the Committee.

          (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (iii) The restrictions set forth in clause (ii) of this Section 8(a) shall not apply to any Non-Qualified Stock Option after the Board has determined that such restrictions are not then required for grants under the Plan to satisfy the requirements for exemption provided by Rule 16b-3 under the Exchange Act (in the form then applicable to the Company) or for members of the Committee to qualify as "disinterested persons" for purposes of such Rule; provided, however, that (A) any transfer of a Non-Qualified Stock Option is to be made for no consideration to any of the following permissible transferees (1) any member of the Immediate Family of the Participant to which such Non-Qualified Stock Option was granted, (2) any trust solely for the benefit of the Participant's Immediate Family, or (3) any partnership whose only partners are members of the Participant's Immediate Family and (B) the transferee shall remain subject to all of the terms and conditions applicable to such Non-Qualified Stock Option prior to such transfer. For purposes of this clause (iii), "Immediate Family" shall mean, with respect to a particular Participant, such Participant's spouse, children and grandchildren.

     (b) NO RIGHTS TO AWARDS. No Employee, Affiliate Director, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

     (c) SHARE CERTIFICATES. All Shares or other securities of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange or national securities association upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any certificates representing such Shares or other securities to make appropriate reference to such restrictions.

     (d) DELEGATION. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

     (e) WITHHOLDING. A Participant may be required to pay to the Company and the Company shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award and take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. With respect to Participants who are not subject to
Section 16 of the Exchange Act, the withholding may be in the form of cash, Shares, or other property as the Committee may allow. With respect to Participants who are subject to Section 16 of the Exchange Act, the withholding shall be in cash or in any other property permitted by Rule 16b-3 as the Committee may allow.

     (f) AWARD AGREEMENTS. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

     (g) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (h) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or an Affiliate. Further, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provide in the Plan or in any Award Agreement.

     (i) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

     (j) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Washington, without giving effect to the choice of law principles thereof.

     (k) SEVERABILITY. If any provisions of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (l) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recovery under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

     (m) NO TRUST OF FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such rights shall be no greater than the right of any unsecured general creditor of the Company.

     (n) RULE 16b-3 COMPLIANCE. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     (o) HEADINGS. Heading are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (p) NO IMPACT ON BENEFITS. Unless specifically provided under any other benefit plan of the Company or its Affiliates, Awards shall not be treated as compensation for purposes of calculating an Employee's or Eligible Director's rights under such benefit plans.

     (q) INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgement in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, by contract, as a matter of law, or otherwise.

SECTION 9.  TERM OF THE PLAN.

     (a) EFFECTIVE DATE. The Plan shall become effective only upon approval by a majority of the Company's stockholders at a special or annual meeting of stockholders of the Company held not less than six (6) months after the date of closing of the Bank's mutual-to-stock conversion nor more than twelve (12) months after the date of adoption of the Plan by the Board.

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     (b)  EXPIRATION DATE.  The Plan shall terminate on, and no Award shall be granted under the Plan after, the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.

                                                                  EXHIBIT B

              First Savings Bank of Washington Bancorp, Inc.

             1996 Management Recognition and Development Plan



     1.   PURPOSE; DEFINITIONS.

     The purpose of the Plan is to increase the proprietary and vested interest of key Employees of the Company and its Affiliates and Eligible Directors in the growth, development and financial success of the Company and its Affiliates by granting them awards of Restricted Shares.

     Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicated to the contrary.

     "Affiliate" shall mean the Bank or any present or future corporation that would be a "parent" or "subsidiary" of the Company as defined in Sections 424(f) and (g) of the Code.

     "Affiliate Director" shall mean a member of the board of directors of an Affiliate who is not a member of the Board and who is also not an employee.

     "Award" shall mean an award of Restricted Shares under the Plan.

     "Bank" shall mean First Savings Bank of Washington, a
Washington-chartered savings bank, together with any successor thereto.

     "Board" shall mean the Board of Directors of the Company.

     "Change in Control" shall have the meaning set forth in Section 5.2 hereof.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3.

     "Company" shall mean First Savings Bank of Washington Bancorp, Inc., a Delaware corporation, together with any successors thereto.

     "Designated Beneficiary" shall have the meaning set forth in Section 2.2 hereof.

     "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Board (or, in the case of an Eligible Director, a majority of the remaining members of the Board) upon the basis of such evidence as its deems necessary or desirable, and shall be final and binding on all interested persons.

     "Effective Date" shall have the meaning set forth in Section 6.1 hereof.

     "Eligible Director" shall mean a director of the Company who is not also an Employee. "Eligible Director" shall also include any director emeritus of the Bank who is not also a director of the Company.
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     "Employee" shall mean any person who is currently employed by the Company or an Affiliate, including officers and officers who are members of the Board or the board of directors of an Affiliate.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Participant" shall mean an Eligible Director, Affiliate Director or Employee to whom an award of Restricted Shares is granted pursuant to the Plan.

     "Plan" shall mean this First Savings Bank of Washington Bancorp, Inc. 1996 Management Recognition and Development Plan, as hereinafter amended from time to time.

     "Restricted Shares" shall mean Shares which are awarded to an Eligible Director or Employee that are subject to the transfer and forfeitability restrictions described in Section 4.2.

     "Retirement" shall mean termination of service as an Employee at or after age 65.

     "Share" shall mean a share of the Company's common stock, par value $0.01 per share.

     2.   ADMINISTRATION.

     2.1  ADMINISTRATION

     The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan as are consistent with its terms and provisions and to interpret, amend or revoke any such rules; provided, however, that except as provided in paragraph 3.2 hereof, with respect to an Award to an Eligible Director, the Committee shall have no discretion with respect to the selection of directors to receive Restricted Shares under the Plan, the number of Restricted Shares to be awarded, the consideration to be paid in respect of Restricted Shares, the timing of such awards, or the restrictions imposed thereon. All actions taken and all interpretations and determinations made by the Committee shall be binding upon all persons, including the Company, stockholders, directors, Participants and Designated Beneficiaries. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms, and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the awards hereunder, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

     2.2  DESIGNATED BENEFICIARIES

     If a Participant dies prior to receiving any payment due under the Plan, such payment shall be made to his Designated Beneficiary. A Participant's Designated Beneficiary shall be the beneficiary specifically designated by a Participant in writing to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's surviving spouse or, if none, his estate.

     3.   SHARES SUBJECT TO THE PLAN.

     3.1  SHARES SUBJECT TO THE PLAN

     The maximum number of Shares that may be the subject of Awards under this Plan shall be 436,425. The Company shall reserve such number of Shares for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. In the event that a trust is established in connection with the Plan pursuant to Section 6.4, the Company may authorize the trustees of the trust to purchase
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Shares in the open market with funds contributed by the Company or the Bank and such shares shall be included in the number of shares that may be the subject of Awards. In the event that Restricted Shares are forfeited for any reason, such Shares shall thereafter again be available for award pursuant to the Plan.

     3.2  CHANGES IN THE COMPANY'S SHARES

     In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, stock split, spin-off, combination, or exchange of Shares, or other similar corporate event affects the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended under this Plan, the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and kind of Shares which thereafter may be awarded under the Plan, or the number and kind of Shares subject to outstanding awards; provided, however, that the number of Shares subject to any award shall always be a whole number.

     4.   RESTRICTED SHARES

     4.1  ELIGIBILITY; AWARDS UNDER THE PLAN

     (a) Employees; Affiliate Directors. Employees and Affiliate Directors shall be eligible to participate in the Plan upon designation by the Committee. To the extent that Shares are available for grant under the Plan, the Committee may determine which of the Employees and Affiliate Directors shall be granted an Award and the number of Restricted Shares covered by each Award. In selecting those Employees to whom Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the length and value of their services to the Company and its Affiliates, the compensation paid to the Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the chief executive officer and other senior executive officers of the Company and its Affiliates.

     (b) Eligible Directors. Eligible Directors shall be eligible to receive Awards only as provided in this Section 4.1(b). Upon the Effective Date, each Eligible Director who, as of to the Effective Date, has served on the Board or the board of directors of the Bank for five (5) or more years shall receive an Award of 17,077 Restricted Shares, each Eligible Director with less than five
(5) years of service on the Board or the board of directors of the Bank as of the Effective Date shall receive 11,385 Restricted Shares and each Eligible Director who is a director emeritus of the Bank shall receive 3,795 Restricted Shares. Each Eligible Director who first becomes a member of the Board after the Effective Date shall receive, on the date that the Eligible Director is first elected to the Board, a grant of 2,500 Restricted Shares; provided, however, that if, on any date on which an Award is to be granted to a new Eligible Director(s), the number of Shares remaining available under the Plan is insufficient for the grant of 2,500 Restricted Shares, then a proportionate number of Restricted Shares (rounded to the greatest number of whole Shares) shall be granted to such new Eligible Director(s).

     (c) Fractions of Shares. Whenever under the terms of the Plan a fractional share would be required to be issued, the fractional share shall be rounded up to the next full share.

     4.2  TERMS OF AWARDS

     The Restricted Shares awarded hereunder shall be awarded only pursuant to a written agreement, which shall be executed by the Participant and a duly authorized officer of the Company and which shall contain the following terms and conditions:

     (a) Acceptance of Award. An award of Restricted Shares must be accepted by the Participant within a period of sixty (60) days (or such other period as the Board may specify at grant) after the award date by the execution of a Restricted Share award agreement in the form provided by the Company.
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
     (b) Restrictions and Conditions. The Restricted Shares awarded to a Participant pursuant to this Section 4 shall be subject to the following restrictions and conditions:

          (i) A Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan prior to the date on which such shares vest in accordance with clause, (iii), except in accordance with the laws of descent and distribution.

          (ii) Except as provided in clause (i) and this clause (ii), a Participant shall have, with respect to the Restricted Shares, all of the rights of a stockholder of the Company, including the right to vote the Shares and to receive any cash dividends declared thereon. Stock dividends, if any, issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply with respect to the Restricted Shares with respect to which such dividends are paid.

          (iii) Subject to the applicable provisions of the Restricted Share award agreement and this Section, a Participant's interest in Shares shall immediately become fully vested and nonforfeitable, and the restrictions set forth in this Section 4.2 shall lapse no more rapidly than the earlier to occur of the following: (x) ratably over a five (5) year period whereby twenty
(20) percent of the Award shall vest on each of the first through the fifth anniversaries of the date of grant, (y) upon the Participant's Retirement, death or Disability, or (z) upon the effective date of a Change in Control.

     4.3  STOCK CERTIFICATES

     A stock certificate registered in the name of each Participant receiving a Restricted Share award (or in the name of a trustee for the benefit of each Participant) shall be issued in respect of such shares. Such certificate shall bear whatever appropriate legend referring to the terms, conditions, and restrictions applicable to such award as the Board shall determine. The Board may, in its sole discretion, require that the stock certificates evidencing Restricted Shares be held in custody by the Company (or in trust by a trustee) until the restrictions thereon shall have lapsed.

     5.   CHANGE IN CONTROL PROVISIONS.

     5.1  IMPACT OF EVENT

     Upon a Change in Control, the transferability and forfeiture restrictions placed on any Restricted Shares by Section 4.2(b) shall lapse immediately prior to the effective date of the Change in Control and such Shares shall be deemed fully vested and owned by the Participant as of such date.

     5.2  DEFINITION OF CHANGE IN CONTROL

     "Change in Control" shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares,
(b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing 20% or more of the combined voting power of the Company's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets or a plan of partial or complete liquidation. If any of the events enumerated in classes (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom.
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
6.   MISCELLANEOUS.

     6.1  EFFECTIVE DATE; SHAREHOLDER APPROVAL; TERM

     The Plan shall become effective only upon approval by a majority of the Company's stockholders at a special or annual meeting of stockholders of the Company held not less than six (6) months after the date of closing of the Bank's mutual-to-stock conversion nor more than twelve (12) months after the date of adoption of the Plan by the Board and shall continue in effect until the tenth anniversary of the Effective Date.

     6.2  AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Plan may be wholly or partially amended or otherwise modified, suspends or terminated at any time or from time to time by the Board; provided, however, that amendments to the Plan shall not be effective unless approved by the affirmative vote of the stockholders of the Company owning a majority of the outstanding shares of the Company at a meeting of stockholders of the Company held within twelve (12) months of the date of adoption of such amendment, where such amendment will:

     (a) increase the total number of Shares reserved for the purposes of the Plan;

     (b) change in any respect the class of persons who are eligible to be Participants;

     (c)  extend the maximum period for granting awards as provided herein; or

     (d) otherwise materially increase the benefits accruing to Participants under the Plan.

     Notwithstanding the foregoing, Section 4.1(b) may not be amended more than once in any six-month period other than to conform with changes in the Code or the Employee Retirement Security Act of 1974, as amended.

     From and after the Effective Date, neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any award theretofore granted. No awards may be granted during any period of suspension nor after termination or expiration of the Plan.

     6.3  REGULATIONS AND OTHER APPROVALS

     (a) The obligation of the Company to deliver Shares with respect to any award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

     (b) The Board may make such changes as may be necessary or appropriate to comply with the rules or requirements of any governmental authority.

     (c) Each award of Shares is subject to the requirement that, if at any time the Board determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any United States, state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, issuance of Shares, no Shares shall be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Board.

     (d) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933 or regulations
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
thereunder, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Shares acquired pursuant to the Plan shall include any legend that the Board deems appropriate to reflect any restrictions on transfer.

     6.4  TRUST ARRANGEMENT

          All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights that the Company's general creditors; provided, however, that nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

     6.5  GOVERNING LAW

          The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Washington without giving effect to the choice of law principles thereof.

     6.6  TITLES; CONSTRUCTION

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.
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
                              REVOCABLE PROXY
               FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC.

                      ANNUAL MEETING OF SHAREHOLDERS
                               July 26, 1996

    The undersigned hereby appoints Directors Reid, Pribilsky and Adams of the Board of Directors of First Savings Bank of Washington Bancorp, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Elks Club at 351 E. Rose Street, Walla Walla, Washington, on Friday, July 26, 1996, at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:


                                                  VOTE
1.  The election as director of the nominees      FOR      WITHHELD
    listed below (except as marked to the
    contrary below).

    Dean W. Mitchell                              [  ]       [  ]
    R.R. "Pete" Reid


    INSTRUCTIONS:  To withhold your vote
    for any individual nominee, write the
    nominee's name on the line below.

    ---------------------------------------------------

                                     FOR       AGAINST    ABSTAIN
2.  The adoption of the First Savings Bank of Washington Bancorp, Inc. 1996
    Stock Option Plan.               [  ]       [  ]       [  ]

3. The adoption of the First Savings Bank of Washington Bancorp, Inc. 1996 Management Recognition and
    Development Plan.                [  ]       [  ]       [  ]

4. In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed propositions.

This proxy also provides voting instructions to the Trustees of the First Savings Bank of Washington Employee Stock Ownership Plan for participants with shares allocated to their accounts.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED
THIS
PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE 1996 ANNUAL MEETING.
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             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated June 10, 1996 and the 1996 Annual Report to
Shareholders.



Dated: ____________________ , 1996


- - - -------------------------          -------------------------
PRINT NAME OF SHAREHOLDER          PRINT NAME OF SHAREHOLDER



- - - ------------------------           ------------------------
SIGNATURE OF SHAREHOLDER           SIGNATURE OF SHAREHOLDER



Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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